UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 23, 2016

PARAMOUNT GOLD NEVADA CORP.

(Exact name of registrant as specified in its charter)

Nevada

(State or Other Jurisdiction of Incorporation)

001-36908	98-0138393
(Commission File Number)	(IRS Employer Identification No.)

665 Anderson Street

Winnemucca, Nevada

89445

(Address of Principal Executive Offices)

(775) 625-3600

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01Other Events

On May 23, 2016, Paramount Gold Nevada Corp. (“Paramount”) issued a press release announcing that it has set a date for a special meeting of its stockholders at which stockholders will be asked to vote on the issuance of Paramount shares in connection with the previously announced agreement to acquire Calico Resources Corp.  Paramount stockholders of record as of the close of business on May 23, 2016 are entitled to receive notice of, and to vote at, the special meeting.  The special meeting will be held on June 29, 2016, at 10:00 a.m. local time, at Paramount’s head office, 665 Anderson Street, Winnemucca, Nevada.

Safe Harbor for Forward-Looking Statements:

This release and related documents may include "forward-looking statements" and “forward-looking information” (collectively, “forward-looking statements”) pursuant to applicable United States and Canadian securities laws, including, but not limited to, statements related to anticipated benefits of the Transaction to Paramount and Calico and their respective shareholders; the pro forma shareholdings of the shareholders of Paramount and Calico; pro forma mineralization of Paramount; the timing and receipt of required shareholder, court, stock exchange and regulatory approvals for the Transaction; the ability of Paramount and Calico to satisfy the other conditions to, and to complete, the Transaction; the closing of the Transaction; and statements related to the resulting entity following completion of the Transaction. Forward-looking statements are based on the reasonable assumptions, estimates, analyses and opinions of management made in light of its experience and its perception of trends, current conditions and expected developments, as well as other factors that management believes to be relevant and reasonable in the circumstances at the date that such statements are made, but which may prove to be incorrect. Management believes that the assumptions and expectations reflected in such forward-looking statements are reasonable. Assumptions have been made regarding, among other things: obtaining shareholder, regulatory and court approvals, and the timing therefor; Paramount’s ability to carry on exploration and development activities, including construction; the timely receipt of required approvals; the price of silver, gold and other metals; prices for key mining supplies, including labor costs and consumables, remaining consistent with current expectations; production meeting expectations and being consistent with estimates and plant, equipment and processes operating as anticipated. Paramount’s future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 and other applicable securities laws. Words such as "believes," "plans," "anticipates," "expects," "estimates" and similar expressions should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including, but not limited to: uncertainties involving interpretation of drilling results, environmental matters, lack of ability to obtain required permitting, equipment breakdown or disruptions, and the other factors described in Paramount’s disclosures as filed with the SEC and the Ontario Securities Commission.

Item 9.01.Financial Statements and Exhibits.

(d)List of Exhibits

Exhibit Number	Description

Exhibit 99.1*	Press Release dated May 23, 2016, announcing the date of the Paramount special stockholders meeting.

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARAMOUNT GOLD NEVADA CORP.

Date: May 23, 2016	By:	/s/ Carlo Buffone
Carlo Buffone
Chief Financial Officer

Exhibit Index

Exhibit Number	Description

Exhibit 99.1*	Press Release dated May 23, 2016, announcing the date of the Paramount special stockholders meeting.

*Filed herewith